EXHIBIT 10.153

AMENDMENT NO. 3 TO
THE TERM LOAN, GUARANTEE AND SECURITY AGREEMENT

This AMENDMENT NO. 3, dated as of February 12, 2013 (this “Amendment”) to the Term Loan, Guarantee and Security Agreement dated as of October 6, 2011 as amended by the Amended & Restated Consent, Waiver & Amendment Agreement dated as of November 1, 2011, Amendment No.1 thereto dated as of June 22, 2012 and Amendment No. 2 thereto dated as of August 9, 2012 (as so amended, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) is agreed among NTS, INC. (f/k/a Xfone, Inc.), a Nevada corporation, XFONE USA, INC., a Mississippi corporation, NTS COMMUNICATIONS, INC., a Texas corporation, GULF COAST UTILITIES, INC., a Mississippi corporation, EXPETEL COMMUNICATIONS, INC., a Mississippi corporation, NTS CONSTRUCTION COMPANY, a Texas corporation, GAREY M. WALLACE COMPANY, INC., a Texas corporation, MIDCOM OF ARIZONA, INC., an Arizona corporation, COMMUNICATIONS BROKERS, INC., a Texas corporation, and NTS MANAGEMENT COMPANY, LLC, a Texas limited liability company (collectively referred to herein as the “Borrower”), the other Credit Parties signatory thereto, and ICON AGENT, LLC, a Delaware limited liability company, as agent (in such capacity, “Agent”) for the several financial institutions from time to time party to the Credit Agreement (each herein referred to as a “Lender” and collectively, the “Lenders”).

W i t n e s s e t h :

Whereas, the Borrower has requested, and subject to the terms and conditions set forth below each Lender and the Agent hereby agree, to amend the Existing Credit Agreement to advance to the Borrower additional delayed draw Loans in the aggregate amount of $6,000,000 upon the satisfaction of the conditions precedent set forth below, and to make certain other amendments thereto described below.

Now, Therefore, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the Borrower, the Agent and the Lenders agree, in accordance with the Existing Credit Agreement, to amend the Existing Credit Agreement to the extent provided for under Section 2 hereof, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof.

Accordingly, the Borrower, the other Credit Parties, the Lenders and Agent each hereby agree as follows:

1.             Defined Terms.  All capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Existing Credit Agreement.

2.             Amendments

A. Section 1.1 of the Existing Credit Agreement is hereby amended by deleting clause (e) thereof in its entirety and replacing it with the following new clauses (e), (f) and (g):

“(e)          Delayed Draw Term Loan B Commitment and Fees.  Each Lender agrees, severally, but not jointly, upon the terms and subject to the conditions of this Agreement, to make to the Borrower up to three additional advances (each a “Delayed Draw Term Loan B” and collectively the “Delayed Draw Term Loans B”) on any date on or prior to the Delayed Draw B Funding Termination Date (the date of such advance, the “Delayed Draw B Funding Date”), which collectively in the aggregate shall not exceed such Lender’s Delayed Draw Term Loan B Commitment.  The Delayed Draw Term Loan B Commitments of the Lenders shall expire on the Delayed Draw B Funding Termination Date.  Each Lender’s Delayed Draw Term Loan B shall be evidenced by a promissory note (each a “Delayed Draw Term Note B”) duly executed and delivered by the Borrower prior to the funding of the Delayed Draw Term Loan B in the form attached hereto as Exhibit B-4, and be repayable in accordance with the terms of such Delayed Draw Term Note B and this Agreement.  Borrower shall repay the outstanding principal and accrued interest of each Lender’s Delayed Draw Term Loan B to the Agent for benefit of the Lenders (payable monthly in arrears) in consecutive monthly Installments as set forth on Schedule B-4, due and payable on the first day of each calendar month beginning on the Commencement Date, together with a payment of the interim interest for the Delayed Draw Term  Loans B in accordance with Section 1.5(b) and a payment of the entire balance of the Delayed Draw Term Loans B on the Maturity Date.  If the Borrower has drawn down less than $5,400,000 of the Delayed Draw Term Loan B Commitments before the Delayed Draw B Funding Termination Date, the Borrower shall pay to the Agent in immediately available funds, for the ratable benefit of the Lenders, a non-refundable fully earned fee equal to 3% of the undrawn Delayed Draw Term Loan B Commitments on the Delayed Draw B Funding Termination Date;  provided, however, the foregoing fee shall not apply if the Lenders breach their obligation to fund the Delayed Draw Term Loans B notwithstanding that the Borrower has satisfied all the conditions precedent to funding set forth in Section 2.1 and Section 2.3 or Section 2.4, as the case may be, and have otherwise complied with the terms of this Agreement.  Borrower shall pay to the Agent in immediately available funds, for the ratable benefit of the Lenders, a non-refundable fully earned commitment fee in respect of the Delayed Draw Term Loan B Commitments equal to $180,000 (the “Delayed Draw B Commitment Fee”) on the earlier of (i) March 31, 2013, and (ii) the initial Delayed Draw B Funding Date.

(f)            Funding of Delay Draw Term Loan B.  Funding of the Delayed Draw Term Loans B shall be at the request of the Borrower in a minimum principal amount of at least $1,000,000 by an irrevocable written notice in the form of the borrowing request attached as Exhibit N (a “Delayed Draw B Borrowing Request”) (or telephonic notice confirmed in a writing by a Delayed Draw B Borrowing Request) delivered hereunder by no later than 11:00 am (Eastern Standard time) on a Business Day which is not less than five (5) Business Days prior to the proposed Delayed Draw B Funding Date. Promptly upon receipt of any such notice, the Agent shall notify each of the Lenders thereof.  The Delayed Draw B Borrowing Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Delayed Draw Term Loans B requested from the Lenders on the proposed funding date.  The first Delayed Draw B Borrowing Request shall be delivered by Borrower to Agent on or before March 31, 2013.

(g)           Late Installments.  If any Installment of any Loan is not paid in full within 5 Business Days of the date payment of such Installment is due under this Agreement or under any Term Note evidencing the same, the Borrower shall pay to Agent, for the pro rata benefit of the Lenders, a late fee in an amount equal to two and a half percent (2.5%) of the amount of each such Installment, which late fee constitutes liquidated damages for loss of a bargain and is not a penalty.  Once repaid, any amount borrowed under any Term Loan Commitment of each Lender may not be re-borrowed.  Subject to Section 1.2, all amounts owed hereunder with respect to any Term Loan shall be paid in full no later than the Maturity Date.”

B. Section 1.2(b) of the Existing Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following new Section 1.2(b):

“On and after March 1, 2014, so long as no Default or Event of Default has occurred hereunder, Borrower shall have the right upon five (5) Business Days’ prior written notice to the Agent, to make on the due date of any Installment payment a voluntary full prepayment of the Loan in an amount equal to the aggregate outstanding amount of principal and accrued interest on the Loan as of such date (a “Voluntary Prepayment”).  If the Borrower elects to make a Voluntary Prepayment pursuant to this Section 1.2(b), the following prepayment fees shall apply: (i) 4% of the principal Loan amount being repaid if repaid during the period commencing on March 1, 2014 and ending on August 31, 2014; (ii) 3% of the principal Loan amount being repaid if repaid during the period commencing September 1, 2014 and ending on August 31, 2015; and (iii) 2% of the principal Loan amount being repaid if repaid during the period commencing on September 1, 2015 and ending on August 31, 2016.  No prepayment fee shall apply if the Voluntary Prepayment is made on or after September 1, 2016.  The Borrower may make a Voluntary Prepayment during the period commencing on the Amendment No. 3 Commencement Date and ending on the February 28, 2014 solely in the event of a Change of Control (other than a Change of Control pursuant to clause (a) of the definition of Change of Control effected by a Person or (group of Persons) that is an Affiliate of the Borrower); provided, that, such prepayment shall be subject to a fee equal to 6% of the principal Loan amount being repaid.  Notwithstanding anything to the contrary contained herein, in the event that any prepayment is necessitated by Section 1.11 hereof, no prepayment fee shall apply to such prepayment.”

C. Section 1.3 of the Existing Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

“Borrower shall use the proceeds of the Delayed Draw Term Loans B solely for the purchase of equipment in connection with the Texas Project.”

D. Section 1.5(b) of the Existing Credit Agreement is hereby amended by:

(i) inserting “and (e)” immediately after “Section 1.1(a), (b) and (c)” in the first sentence;

(ii) deleting the last two sentences of Section 1.5(b) and replacing it with the following:

“Notwithstanding anything to the contrary herein contained, interim interest payments shall be due for interest accrued on each Term Loan from the date such Term Loan was funded through and including the applicable Commencement Date.  Such interim interest payments shall be due and payable in advance on the Closing Date, the Amendment Closing Date, the Delayed Draw Funding Date or the Delayed Draw B Funding Date, as applicable.”

E. Section 2 of the Existing Credit Agreement is hereby amended by adding the following as a new Section 2.3 and a new Section 2.4:

“2.3  Conditions to the Delayed Draw Term Loan B.  The Lenders shall be obligated to make the initial Delayed Draw Term Loan B on the date when the conditions set forth in Section 2.1 and the following conditions have been satisfied, or waived in writing by the Agent:

(a)  The Agent shall have received a duly executed copy of the Texas Project Contract.

(b)  The Agent shall have received (i) copies of invoices and projected invoices due and payable by the Borrower in connection with the Texas Project in an aggregate amount equal to at least the amount of the initial Delayed Draw B Borrowing Request, and (ii) evidence that invoices issued to the Borrower in connection with the Texas Project totaling at least 33% of the amount of the initial Delayed Draw B Borrowing Request have been paid in full by Borrower.

(c)  The Agent shall have received a true and correct copy of any permit(s) or license(s) required by any Governmental Authorities for any and all construction in connection with the Texas Project, including any permit(s) required by the Texas Department of Transportation.

(d)  The Agent shall have received proof reasonably satisfactory to the Agent that the Texas Central Office is connected to the Borrower’s existing fiber network.

(e)  The Agent shall have received a duly executed Delayed Draw Term Note B in favor of each Lender.”

(f)  The Borrower shall have paid to the Agent, for the ratable benefit of the Lenders, the Delayed Draw B Commitment Fee in immediately available funds.

2.4   Conditions to Additional Draws of the Delayed Draw Term Loan B.  The Lenders shall be obligated to make the additional Delayed Draw Term Loan B fundings after the initial Delayed Draw Term Loan B is made, only when the conditions set forth in Section 2.1 and the following conditions have been satisfied, or waived in writing by the Agent:

(a)  The Agent shall have received (i) copies of invoices and projected invoices due and payable by the Borrower in connection with the Texas Project in an aggregate amount equal to at least the sum of (x) all prior fundings of the Delayed Draw Term Loan B Commitments plus (y) the amount of each such additional Delayed Draw B Borrowing Request, and (ii) evidence that additional invoices issued to the Borrower (not including previously paid invoices submitted as evidence in connection with any prior Delayed Draw B Borrowing Request) in connection with the Texas Project totaling at least 33% of the amount of each such Delayed Draw B Borrowing Request have been paid in full by Borrower.

(b)  The Agent shall have received a duly executed Delayed Draw Term Note B in favor of each Lender.”

F. Section 4.2(b) of the Existing Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(b) As of the end of each Fiscal Quarter, the Credit Parties shall not permit the Senior Leverage Ratio to exceed the ratio set forth opposite such period in the table below:

Test Period Ending	Leverage Ratio
Closing Date through March 31, 2012	1.50 to 1.00
June 30, 2012 through March 31, 2013	2.25 to 1.00
June 30, 2013 through December 31, 2013	2.00 to 1.00
March 31, 2014 and thereafter	1.75 to 1.00

G. Section 6.2 of the Existing Credit Agreement is hereby amended by adding the following new sentence after the last sentence:

“On any date prior to the Delayed Draw B Funding Date, upon reasonable notice to the Borrower, the Agent shall be permitted to visit the site of the Texas Project.”

H. Section 7.1 of the Existing Credit Agreement is hereby amended by:

(i) Changing the reference to “February 15, 2013” appearing in the third line of clause (p) thereof and replacing it with the date “March 31, 2013”;

(ii) deleting the period at the end of clause (p) and replacing it with “; or”; and inserting the following as new clause (q), (r) and (s):

“(q) invoices in an aggregate amount of at least $3,000,000 issued in respect of work performed by contractors hired by the Credit Parties in connection with the Texas Project shall not have been paid by June 30, 2013, or the work required to be done in connection with such invoices has not been completed by such date; provided, however, the foregoing events shall not be Events of Default if the Lenders breach their obligation to fund the Delayed Draw Term Loans B notwithstanding that the Borrower has satisfied all the conditions precedent to funding set forth in Section 2.1 and Section 2.3 or Section 2.4, as the case may be, and have otherwise complied with the terms of this Agreement; or

(r) invoices in an aggregate cumulative amount of at least $4,500,000 issued in respect of work performed by contractors hired by the Credit Parties in connection with the Texas Project shall not have been paid by December 31, 2013, or the work required to be done in connection with such invoices has not been completed by such date; provided, however, the foregoing events shall not be Events of Default if the Lenders breach their obligation to fund the Delayed Draw Term Loans B notwithstanding that the Borrower has satisfied all the conditions precedent to funding set forth in Section 2.1 and Section 2.3 or Section 2.4, as the case may be, and have otherwise complied with the terms of this Agreement; or

(s) invoices in an aggregate cumulative amount of at least the total funded amount of the Delayed Draw Term Loan B Commitments issued in respect of work performed by contractors hired by the Credit Parties in connection with the Texas Project shall not have been paid by March 31, 2014, or the work required to be done in connection with such invoices has not been completed by such date; provided, however, the foregoing events shall not be Events of Default if the Lenders breach their obligation to fund the Delayed Draw Term Loans B notwithstanding that the Borrower has satisfied all the conditions precedent to funding set forth in Section 2.1 and Section 2.3 or Section 2.4, as the case may be, and have otherwise complied with the terms of this Agreement.”

I.              Schedule A to the Existing Credit Agreement is hereby amended by:

(i) deleting the definition of “Commencement Date” in its entirety and replacing it with the following:

“Commencement Date” means, (a) with respect to the Closing Date Term Loan, November 1, 2011, (b) with respect to the Amendment Date Term Loan, the Amendment Commencement Date, (c) with respect to the Delayed Draw Term Loan, the first day of the first month following the Delayed Draw Term Loan Funding Date, and (d) with respect to the Delayed Draw Term Loan B, the first day of the first month following each Delayed Draw B Funding Date .”

(ii) deleting the definitions of “Term Loans” and “Term Notes” in their entirety and replacing them with the following:

“Term Loans” means the collective reference to the Closing Date Term Loans, the Amendment Date Term Loans, the Delayed Draw Term Loans and the Delayed Draw Term Loans B.

“Term Notes” means the collective reference to the Closing Date Term Notes, the Amendment Date Term Notes, the Delayed Draw Term Notes and the Delayed Draw Term Notes B.”

(iii) inserting the following new defined terms in the appropriate alphabetical order:

“Amendment No. 3 Commencement Date” means March 1, 2013.

“Amendment No. 3 Date” means February 12, 2013.

 “Delayed Draw B Commitment Fee” has the meaning given to such term in Section 1.1(e).

 “Delayed Draw Term Loan B Commitment” means the commitment of each Lender under this Agreement to make or otherwise fund prior to the Delay Draw B Funding Termination Date its Delayed Draw Term Loans B up to such Lender’s Delayed Draw Term Loan B Commitment as set forth on Schedule B-4, as the same shall be updated on each Delayed Draw B Funding Date  The aggregate amount of the Delayed Draw Term Loan B Commitments of all Lenders as of the Amendment No. 3 Date is $6,000,000.

“Delayed Draw Term Loan B” has the meaning given to such term in Section 1.1(e).

“Delayed Draw Term Note B” has the meaning given to such term in Section 1.1(e).

“Delayed Draw B Funding Termination Date” means June 30, 2013.

“Delayed Draw B Funding Date” has the meaning given to such term in Section 1.1(e).

“Term Loan Commitment” shall mean collectively the Closing Date Term Loan Commitment, the Amendment Date Term Loan Commitment, the Delayed Draw Term Loan Commitment and the Delayed Draw Term Loan B Commitment.

“Texas Central Office” means the office of the Borrower located at 203 West 8th Avenue, Suite 102, Amarillo, TX 79191 and 500 Chestnut Street, Suite 936, Abilene, TX 79602.

“Texas Project” means the project to construct a fiber optical telecommunications network in Abilene and Amarillo, Texas more particularly set forth in the Texas Project Contract and the additional purchase orders to be executed in connection with equipment to be deployed in customer premises, electronics and hardware for the Texas Central Office and retaining installation services.

“Texas Project Contract” means the Form 515 contract delivered by the Borrower to the Agent prior to the initial Delayed Draw B Funding Date and otherwise in form and substance satisfactory to Agent.

J. Schedule B to the Existing Credit Agreement is hereby deleted in its entirety and is replaced by Schedule B attached hereto as Exhibit A.

K. Exhibit B-4 attached hereto as Exhibit B is hereby inserted in sequence immediately after Exhibit B-3 to the Existing Credit Agreement.

L. Schedule 1 to the Closing Date Term Note in favor of ICON ECI Fund Fifteen, L.P. is hereby deleted in its entirety and is replaced by Schedule 1 attached hereto as Exhibit C.

M. Schedule 1 to the Closing Date Term Note in favor of Hardwood Partners, LLC is hereby deleted in its entirety and is replaced by Schedule 1 attached hereto as Exhibit D.

N. Schedule 1 to the Closing Date Term Note in favor of ICON ECI Partners, L.P. is hereby deleted in its entirety and is replaced by Schedule 1 attached hereto as Exhibit E.

O. Schedule 1 to the Amendment Date Term Note in favor of ICON ECI Fund Fifteen, L.P. is hereby deleted in its entirety and is replaced by Schedule 1 attached hereto as Exhibit F.

P. Schedule 1 to the Amendment Date Term Note in favor of Hardwood Partners, LLC is hereby deleted in its entirety and is replaced by Schedule 1 attached hereto as Exhibit G.

Q. Schedule 1 to the Amendment Date Term Note in favor of ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P. is hereby deleted in its entirety and is replaced by Schedule 1 attached hereto as Exhibit H.

R. Schedule 1 to the Delayed Draw Term Note in favor of ICON ECI Fund Fifteen, L.P. is hereby deleted in its entirety and is replaced by Schedule 1 attached hereto as Exhibit I.

S. Schedule 1 to the Delayed Draw Term Note in favor of Hardwood Partners, LLC is hereby deleted in its entirety and is replaced by Schedule 1 attached hereto as Exhibit J.

T. Schedule 1 to the Delayed Draw Term Note in favor of ICON ECI Partners, L.P. is hereby deleted in its entirety and is replaced by Schedule 1 attached hereto as Exhibit K.

U. Schedule 1 to the Delayed Draw Term Note in favor of ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P. is hereby deleted in its entirety and is replaced by Schedule 1 attached hereto as Exhibit L.

V. Exhibit N, attached hereto as Exhibit M, is added immediately after Exhibit M of the Existing Credit Agreement as a new Exhibit N to the Existing Credit Agreement.

W. Disclosure Schedules. Disclosure Schedules (3.2), (3.6), (3.9), (3.11),  (3.16), (3.18) and (3.26) to the Existing Credit Agreement are hereby deleted in their entirety and are replaced by the corresponding Disclosure Schedule attached hereto as Exhibit N.

3. Conditions to Effectiveness.  This Amendment shall not become effective until the date (the “Effective Date”) upon which (i) counterparts of this Amendment shall have been executed and delivered by the Borrower, the other Credit Parties, the Agent and the Lenders, and (ii) Borrower shall have reimbursed the Agent on the date of execution and delivery of this Amendment for all of its fees and expenses associated with the preparation, execution and delivery of this Amendment (and due diligence in respect thereof) in excess of the $35,000 Earnest Money Deposit received pursuant to the executed Term Sheet dated January 15, 2013, including the fees and disbursements of its counsel, Chapman and Cutler, LLP.

4. Representations and Warranties.  Each Credit Party represents and warrants that:

(i) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date,  in which case each Credit Party represents and warrants that such representations and warranties are true and correct in all material respects as of such earlier date); and

(ii) after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing on and as of the date hereof.

5. Loan Document.  This Amendment is designated a Loan Document by Agent.

6. Full Force and Effect.  Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall continue unmodified and in full force and effect in accordance with the provisions thereof on the date hereof and each Credit Party reaffirms all of its obligations under the Credit Agreement and the other Loan Documents after giving effect to this Amendment.  This Amendment shall be limited precisely as drafted and shall not imply an obligation on the Agent or any Lender to consent to any matter on any future occasion. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import shall mean, unless the context otherwise requires, the Credit Agreement as amended by this Amendment.

7. CHOICE OF LAW.  THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

8. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

9. Headings.  The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

10. Joinder of New Lenders.  By their signature below, each of Icon Leasing Fund Eleven, LLC and Icon Leasing Fund Twelve, LLC agrees to become a Lender under the Credit Agreement and hereby agrees to be bound by all the terms, conditions and provisions thereof.  The Delayed Draw Term Loan B Commitments of each such Lender is set forth on Schedule B-4 of the Credit Agreement.

IN WITNESS WHEREOF, this Amendment No. 3 to the Loan, Guarantee and Security Agreement has been duly executed as of the date first written above.

NTS, INC. (f/k/a/ Xfone, Inc.), as a Guarantor and Grantor

By: /s/ Guy Nissenson
Name: Guy Nissenson
Title: President and CEO

XFONE USA, INC., as Borrower and Grantor

By: /s/ Guy Nissenson
Name: Guy Nissenson
Title: President and CEO

NTS COMMUNICATIONS, INC., as Borrower and Grantor

By: /s/ Guy Nissenson
Name: Guy Nissenson
Title: President and CEO

GULF COAST UTILITIES, INC., as Borrower and Grantor

By: /s/ Guy Nissenson
Name: Guy Nissenson
Title: President and CEO

EXPETEL COMMUNICATIONS, INC., as Borrower and Grantor

By: /s/ Guy Nissenson
Name: Guy Nissenson
Title: President and CEO

PRIDE NETWORK, INC., as Government Funded SPE and Credit Party

By: /s/ Jerry Hoover
Name: Jerry Hoover
Title: Treasurer
NTS CONSTRUCTION COMPANY, as Borrower and Grantor

By: /s/ Guy Nissenson
Name: Guy Nissenson
Title: President and CEO

GAREY M. WALLACE COMPANY, INC., as Borrower and Grantor

By: /s/ Guy Nissenson
Name: Guy Nissenson
Title: President and CEO

MIDCOM OF ARIZONA, INC., as Borrower and Grantor

By: /s/ Guy Nissenson
Name: Guy Nissenson
Title: President and CEO

COMMUNICATIONS BROKERS, INC., as Borrower and Grantor

By: /s/ Guy Nissenson
Name: Guy Nissenson
Title: President and CEO

NTS TELEPHONE COMPANY, LLC, as Government Funded SPE and Credit Party

By: /s/ Jerry Hoover
Name: Jerry Hoover
Title: Manager

N.T.S. MANAGEMENT COMPANY, L.L.C., as Borrower and Grantor

By: /s/ Guy Nissenson
Name: Guy Nissenson
Title: Manager

ICON AGENT, LLC, as Agent for the Lenders

By:  IEMC Corp., its Manager

By: /s/ Michael A. Reisner
Name: Michael A. Reisner
Title: Co-President & Co-CEO

ICON ECI PARTNERS, L.P., as a Lender

By:  ICON ECI GP, LLC, its General Partner

By: /s/ Michael A. Reisner
Name: Michael A. Reisner
Title: Co-President & Co-CEO

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P., as a Lender

By:  ICON GP 14, LLC, its General Partner
By: /s/ Michael A. Reisner
Name: Michael A. Reisner
Title: Co-President & Co-CEO

ICON ECI FUND FIFTEEN, L.P., as a Lender

By:  ICON GP 15, LLC, its General Partner

By: /s/ Michael A. Reisner
Name: Michael A. Reisner
Title: Co-President & Co-CEO

HARDWOOD PARTNERS, LLC, as a Lender

By: /s/ John Koren
Name: John Koren
Title: Manager

ICON Leasing Fund Eleven, LLC, as a Lender

By:  ICON Capital LLC, its Manager

By: /s/ Michael A. Reisner
Name:  Michael A. Reisner
Title:  Co-President & Co-CEO

ICON Leasing Fund Twelve, LLC, as a Lender

By:  ICON Capital LLC, its Manager

By: /s/ Michael A. Reisner
Name:  Michael A. Reisner
Title:  Co-President & Co-CEO

Exhibit A to Amendment No. 3

Schedule B to Credit Agreement

CLOSING DATE TERM LOAN COMMITMENTS

Lender	Closing Date Term Loan Commitments

ICON ECI Fund Fifteen, L.P.	$6,850,000
ICON ECI Partners, L.P.	$150,000
Hardwood Partners, LLC	$500,000

AMORTIZATION OF THE LOAN

The Loan will amortize in sixty-nine (69) monthly payments as follows:

Payment Date	Interest	Principal	Balance o/s
11/01/11			$7,500,000.00
12/01/11	$79,687.50	$-	$7,500,000.00
01/01/12	$82,343.75	$-	$7,500,000.00
02/01/12	$82,343.75	$-	$7,500,000.00
03/01/12	$77,031.25	$-	$7,500,000.00
04/01/12	$82,343.75	$-	$7,500,000.00
05/01/12	$79,687.50	$-	$7,500,000.00
06/01/12	$82,343.75	$-	$7,500,000.00
07/01/12	$79,687.50	$-	$7,500,000.00
08/01/12	$82,343.75	$-	$7,500,000.00
09/01/12	$82,343.75	$-	$7,500,000.00
10/01/12	$79,687.50	$-	$7,500,000.00
11/01/12	$82,343.75	$-	$7,500,000.00
12/01/12	$79,687.50	$-	$7,500,000.00
01/01/13	$82,343.75	$-	$7,500,000.00
02/01/13	$82,343.75	$-	$7,500,000.00
03/01/13	$74,375.00	$-	$7,500,000.00
04/01/13	$82,343.75	$-	$7,500,000.00
05/01/13	$79,687.50	$-	$7,500,000.00
06/01/13	$82,343.75	$-	$7,500,000.00
07/01/13	$79,687.50	$-	$7,500,000.00
08/01/13	$82,343.75	$-	$7,500,000.00
09/01/13	$82,343.75	$-	$7,500,000.00
10/01/13	$79,687.50	$-	$7,500,000.00
11/01/13	$82,343.75	$-	$7,500,000.00
12/01/13	$79,687.50	$-	$7,500,000.00
01/01/14	$82,343.75	$-	$7,500,000.00
02/01/14	$82,343.75	$93,750.00	$7,406,250.00
03/01/14	$73,445.31	$93,750.00	$7,312,500.00
04/01/14	$80,285.16	$93,750.00	$7,218,750.00
05/01/14	$76,699.22	$93,750.00	$7,125,000.00

Payment Date	Interest	Principal	Balance o/s

06/01/14	$78,226.56	$93,750.00	$7,031,250.00
07/01/14	$74,707.03	$93,750.00	$6,937,500.00
08/01/14	$76,167.97	$93,750.00	$6,843,750.00
09/01/14	$75,138.67	$93,750.00	$6,750,000.00
10/01/14	$71,718.75	$93,750.00	$6,656,250.00
11/01/14	$73,080.08	$93,750.00	$6,562,500.00
12/01/14	$69,726.56	$93,750.00	$6,468,750.00
01/01/15	$71,021.48	$93,750.00	$6,375,000.00
02/01/15	$69,992.19	$93,750.00	$6,281,250.00
03/01/15	$62,289.06	$93,750.00	$6,187,500.00
04/01/15	$67,933.59	$93,750.00	$6,093,750.00
05/01/15	$64,746.09	$93,750.00	$6,000,000.00
06/01/15	$65,875.00	$93,750.00	$5,906,250.00
07/01/15	$62,753.91	$93,750.00	$5,812,500.00
08/01/15	$63,816.41	$93,750.00	$5,718,750.00
09/01/15	$62,787.11	$93,750.00	$5,625,000.00
10/01/15	$59,765.63	$93,750.00	$5,531,250.00
11/01/15	$60,728.52	$93,750.00	$5,437,500.00
12/01/15	$57,773.44	$93,750.00	$5,343,750.00
01/01/16	$58,669.92	$93,750.00	$5,250,000.00
02/01/16	$57,640.63	$93,750.00	$5,156,250.00
03/01/16	$52,958.98	$93,750.00	$5,062,500.00
04/01/16	$55,582.03	$93,750.00	$4,968,750.00
05/01/16	$52,792.97	$93,750.00	$4,875,000.00
06/01/16	$53,523.44	$93,750.00	$4,781,250.00
07/01/16	$50,800.78	$93,750.00	$4,687,500.00
08/01/16	$51,464.84	$93,750.00	$4,593,750.00
09/01/16	$50,435.55	$93,750.00	$4,500,000.00
10/01/16	$47,812.50	$93,750.00	$4,406,250.00
11/01/16	$48,376.95	$93,750.00	$4,312,500.00
12/01/16	$45,820.31	$93,750.00	$4,218,750.00
01/01/17	$46,318.36	$93,750.00	$4,125,000.00
02/01/17	$45,289.06	$93,750.00	$4,031,250.00
03/01/17	$39,976.56	$93,750.00	$3,937,500.00
04/01/17	$43,230.47	$93,750.00	$3,843,750.00
05/01/17	$40,839.84	$93,750.00	$3,750,000.00
06/01/17	$41,171.88	$93,750.00	$3,656,250.00
07/01/17	$38,847.66	$3,656,250.00	$0

AMENDMENT DATE TERM LOAN COMMITMENTS

Lender	Amendment Date Term Loan Commitments

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.	$1,855,000
ICON ECI Fund Fifteen, L.P.	$1,540,000
Hardwood Partners, LLC	$105,000

AMORTIZATION OF THE LOAN

The Loan will amortize in sixty-one (61) monthly payments as follows:

Payment Date	Interest	Principal	Balance o/s
07/01/12			$3,500,000.00
08/01/12	$38,427.08	$-	$3,500,000.00
09/01/12	$38,427.08	$-	$3,500,000.00
10/01/12	$37,187.50	$-	$3,500,000.00
11/01/12	$38,427.08	$-	$3,500,000.00
12/01/12	$37,187.50	$-	$3,500,000.00
01/01/13	$38,427.08	$-	$3,500,000.00
02/01/13	$38,427.08	$-	$3,500,000.00
03/01/13	$34,708.33	$-	$3,500,000.00
04/01/13	$38,427.08	$-	$3,500,000.00
05/01/13	$37,187.50	$-	$3,500,000.00
06/01/13	$38,427.08	$-	$3,500,000.00
07/01/13	$37,187.50	$-	$3,500,000.00
08/01/13	$38,427.08	$-	$3,500,000.00
09/01/13	$38,427.08	$-	$3,500,000.00
10/01/13	$37,187.50	$-	$3,500,000.00
11/01/13	$38,427.08	$-	$3,500,000.00
12/01/13	$37,187.50	$-	$3,500,000.00
01/01/14	$38,427.08	$-	$3,500,000.00
02/01/14	$38,427.08	$43,750.00	$3,456,250.00
03/01/14	$34,274.48	$43,750.00	$3,412,500.00
04/01/14	$37,466.41	$43,750.00	$3,368,750.00
05/01/14	$35,792.97	$43,750.00	$3,325,000.00
06/01/14	$36,505.73	$43,750.00	$3,281,250.00
07/01/14	$34,863.28	$43,750.00	$3,237,500.00
08/01/14	$35,545.05	$43,750.00	$3,193,750.00
09/01/14	$35,064.71	$43,750.00	$3,150,000.00
10/01/14	$33,468.75	$43,750.00	$3,106,250.00
11/01/14	$34,104.04	$43,750.00	$3,062,500.00
12/01/14	$32,539.06	$43,750.00	$3,018,750.00
01/01/15	$33,143.36	$43,750.00	$2,975,000.00
02/01/15	$32,663.02	$43,750.00	$2,931,250.00

Payment Date	Interest	Principal	Balance o/s

03/01/15	$29,068.23	$43,750.00	$2,887,500.00
04/01/15	$31,702.34	$43,750.00	$2,843,750.00
05/01/15	$30,214.84	$43,750.00	$2,800,000.00
06/01/15	$30,741.67	$43,750.00	$2,756,250.00
07/01/15	$29,285.16	$43,750.00	$2,712,500.00
08/01/15	$29,780.99	$43,750.00	$2,668,750.00
09/01/15	$29,300.65	$43,750.00	$2,625,000.00
10/01/15	$27,890.63	$43,750.00	$2,581,250.00
11/01/15	$28,339.97	$43,750.00	$2,537,500.00
12/01/15	$26,960.94	$43,750.00	$2,493,750.00
01/01/16	$27,379.30	$43,750.00	$2,450,000.00
02/01/16	$26,898.96	$43,750.00	$2,406,250.00
03/01/16	$24,714.19	$43,750.00	$2,362,500.00
04/01/16	$25,938.28	$43,750.00	$2,318,750.00
05/01/16	$24,636.72	$43,750.00	$2,275,000.00
06/01/16	$24,977.60	$43,750.00	$2,231,250.00
07/01/16	$23,707.03	$43,750.00	$2,187,500.00
08/01/16	$24,016.93	$43,750.00	$2,143,750.00
09/01/16	$23,536.59	$43,750.00	$2,100,000.00
10/01/16	$22,312.50	$43,750.00	$2,056,250.00
11/01/16	$22,575.91	$43,750.00	$2,012,500.00
12/01/16	$21,382.81	$43,750.00	$1,968,750.00
01/01/17	$21,615.23	$43,750.00	$1,925,000.00
02/01/17	$21,134.90	$43,750.00	$1,881,250.00
03/01/17	$18,655.73	$43,750.00	$1,837,500.00
04/01/17	$20,174.22	$43,750.00	$1,793,750.00
05/01/17	$19,058.59	$43,750.00	$1,750,000.00
06/01/17	$19,213.54	$43,750.00	$1,706,250.00
07/01/17	$18,128.91	$1,706,250.00	$0

DELAYED DRAW TERM LOAN COMMITMENTS

Lender	Delayed Draw Term Loan Commitments
Icon Equipment and Corporate Infrastructure Fund Fourteen L.P.	$1,564,500
Icon ECI Fund Fifteen L.P.	$1,127,500
Icon ECI Partners L.P.	$315,000
Hardwood Partners LLC	$93,000

AMORTIZATION OF THE LOAN

The Loan will amortize in fifty-eight (58) monthly payments as follows:

Payment Date	Interest	Principal	Balance o/s
10/01/12			$3,100,000.00
11/01/12	$34,035.42	$-	$3,100,000.00
12/01/12	$32,937.50	$-	$3,100,000.00
01/01/13	$34,035.42	$-	$3,100,000.00
02/01/13	$34,035.42	$-	$3,100,000.00
03/01/13	$30,741.67	$-	$3,100,000.00
04/01/13	$34,035.42	$-	$3,100,000.00
05/01/13	$32,937.50	$-	$3,100,000.00
06/01/13	$34,035.42	$-	$3,100,000.00
07/01/13	$32,937.50	$-	$3,100,000.00
08/01/13	$34,035.42	$-	$3,100,000.00
09/01/13	$34,035.42	$-	$3,100,000.00
10/01/13	$32,937.50	$-	$3,100,000.00
11/01/13	$34,035.42	$-	$3,100,000.00
12/01/13	$32,937.50	$-	$3,100,000.00
01/01/14	$34,035.42	$-	$3,100,000.00
02/01/14	$34,035.42	$38,750.00	$3,061,250.00
03/01/14	$30,357.40	$38,750.00	$3,022,500.00
04/01/14	$33,184.53	$38,750.00	$2,983,750.00
05/01/14	$31,702.34	$38,750.00	$2,945,000.00
06/01/14	$32,333.65	$38,750.00	$2,906,250.00
07/01/14	$30,878.91	$38,750.00	$2,867,500.00
08/01/14	$31,482.76	$38,750.00	$2,828,750.00
09/01/14	$31,057.32	$38,750.00	$2,790,000.00
10/01/14	$29,643.75	$38,750.00	$2,751,250.00
11/01/14	$30,206.43	$38,750.00	$2,712,500.00
12/01/14	$28,820.31	$38,750.00	$2,673,750.00
01/01/15	$29,355.55	$38,750.00	$2,635,000.00
02/01/15	$28,930.10	$38,750.00	$2,596,250.00
03/01/15	$25,746.15	$38,750.00	$2,557,500.00
04/01/15	$28,079.22	$38,750.00	$2,518,750.00
05/01/15	$26,761.72	$38,750.00	$2,480,000.00
06/01/15	$27,228.33	$38,750.00	$2,441,250.00

Payment Date	Interest	Principal	Balance o/s

07/01/15	$25,938.28	$38,750.00	$2,402,500.00
08/01/15	$26,377.45	$38,750.00	$2,363,750.00
09/01/15	$25,952.01	$38,750.00	$2,325,000.00
10/01/15	$24,703.13	$38,750.00	$2,286,250.00
11/01/15	$25,101.12	$38,750.00	$2,247,500.00
12/01/15	$23,879.69	$38,750.00	$2,208,750.00
01/01/16	$24,250.23	$38,750.00	$2,170,000.00
02/01/16	$23,824.79	$38,750.00	$2,131,250.00
03/01/16	$21,889.71	$38,750.00	$2,092,500.00
04/01/16	$22,973.91	$38,750.00	$2,053,750.00
05/01/16	$21,821.09	$38,750.00	$2,015,000.00
06/01/16	$22,123.02	$38,750.00	$1,976,250.00
07/01/16	$20,997.66	$38,750.00	$1,937,500.00
08/01/16	$21,272.14	$38,750.00	$1,898,750.00
09/01/16	$20,846.69	$38,750.00	$1,860,000.00
10/01/16	$19,762.50	$38,750.00	$1,821,250.00
11/01/16	$19,995.81	$38,750.00	$1,782,500.00
12/01/16	$18,939.06	$38,750.00	$1,743,750.00
01/01/17	$19,144.92	$38,750.00	$1,705,000.00
02/01/17	$18,719.48	$38,750.00	$1,666,250.00
03/01/17	$16,523.65	$38,750.00	$1,627,500.00
04/01/17	$17,868.59	$38,750.00	$1,588,750.00
05/01/17	$16,880.47	$38,750.00	$1,550,000.00
06/01/17	$17,017.71	$38,750.00	$1,511,250.00
07/01/17	$16,057.03	$1,511,250.00	$0

DELAYED DRAW TERM LOAN B COMMITMENTS

Lender	Delayed Draw Term Loan B Commitments
Icon Leasing Fund Eleven, LLC	$3,300,000
Icon Leasing Fund Twelve, LLC	$2,700,000

AMORTIZATION OF THE LOAN

The Loan will amortize in [___________] (___) monthly payments as follows:

Payment Date	Interest	Principal	Balance o/s

[ TO BE DETERMINED BASED ON DRAW DATE ]

Exhibit B to Amendment No. 3

(Exhibit B-4 to the Credit Agreement)
EXHIBIT B-4

DELAYED DRAW TERM NOTE B

$[_________]	[______], 2013

1.           FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, Xfone USA, Inc., a Mississippi corporation, NTS Communications, Inc., a Texas corporation, Gulf Coast Utilities, Inc., a Mississippi corporation, eXpeTel Communications, Inc., a Mississippi corporation, NTS Construction Company, a Texas corporation, Garey M. Wallace Company, Inc., a Texas corporation, Midcom of Arizona, Inc., an Arizona corporation, Communications Brokers, Inc., a Texas corporation, and N.T.S. Management Company, L.L.C., a Texas limited liability company (each, and collectively, the “Borrower”), hereby, jointly and severally, promises to pay to the order of [____________], a [________________] (“Lender”), [AMOUNT WRITTEN OUT] DOLLARS ($[_________]), or if less, the outstanding principal amount of the Delayed Draw Term Loan B made by the Lender to the Borrower pursuant to the Agreement (defined below) and evidenced by this Delayed Draw Term Note B, together with interest on the unpaid balance of such amount from the date of this Delayed Draw  Term Note.  This Delayed Draw Term Note B is one of the Term Notes issued under the Term Loan, Guarantee and Security Agreement among Borrower, the other Credit Parties signatory thereto, Lender, the other lenders from time to time party thereto and ICON AGENT, LLC as agent for the lenders (the “Agent”), dated October 6, 2011 as amended by that certain Amended & Restated Consent, Waiver & Amendment Agreement dated November 1, 2011 and that certain Amendment No. 1 thereto dated as of June 22, 2012, Amendment No. 2 thereto dated as of August 9, 2012 and Amendment No. 3 thereto dated as of February 12, 2013 (said agreement as amended, as the same may be amended, restated or supplemented from time to time, being herein called the “Agreement”) to which a reference is made for a statement of all of the terms and conditions of the Delayed Draw Term Loan B evidenced hereby.  Capitalized terms not defined in this Delayed Draw Term Note B shall have the respective meanings assigned to them in the Agreement.  This Delayed Draw Term Note B is secured by the Collateral to the extent provided pursuant to the Loan Documents, and is entitled to the benefit of the rights and security provided thereby.

2.           Interest on the outstanding principal balance under this Delayed Draw Term Note B is payable at a fixed rate equal to twelve and three quarters percent (12.75%) per annum or, to the extent otherwise expressly provided under the Agreement, at the Default Rate (in each case calculated in the manner specified in the Agreement), in immediately available Dollars at the time and in the manner specified in the Agreement.  The outstanding principal and interest under this Delayed Draw Term Note B shall be immediately due and payable on the Maturity Date, and prior to the Maturity Date, such outstanding principal and accrued interest shall be due and payable in accordance with the schedule attached as Schedule 1 hereto and incorporated herein by reference.

3.           This Delayed Draw Term Note B may be voluntarily prepaid only on the terms and conditions set forth in the Agreement.

4.           Payments received by Lender shall be applied against principal and interest as provided for in the Agreement.  Except as otherwise provided for in this Delayed Draw Term Note B or the Agreement and to the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this Delayed Draw Term Note B; (b) all rights to notice and a hearing prior to Agent’s or Lender’s taking possession or control of, or to Agent’s or Lender’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Agent or Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

5.           Borrower acknowledges that this Delayed Draw Term Note B is executed as part of a commercial transaction and that the proceeds of this Delayed Draw Term Note B will not be used for any personal or consumer purpose.

6.           Borrower agrees to pay to Lender all Fees and expenses described in the Agreement.

7.           Upon the occurrence and continuance of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Delayed Draw Term Note B shall become, or may be declared to be, immediately due and payable, all as provided in the Agreement.

8.           BORROWER ACKNOWLEDGES THAT BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS DELAYED DRAW TERM NOTE B.  THIS DELAYED DRAW TERM NOTE B IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, intending to be legally bound, the Borrower has caused this Delayed Draw Term Note B to be executed as of the date first written above.

BORROWER:

XFONE USA, INC.

By: _________________________________________
Name:_______________________________________
Title:________________________________________

NTS COMMUNICATIONS, INC.

By: _________________________________________
Name:_______________________________________
Title:________________________________________

GULF COAST UTILITIES, INC.

By:_________________________________________
Name:_______________________________________
Title:________________________________________

EXPETEL COMMUNICATIONS, INC.

By: _________________________________________
Name:_______________________________________
Title:________________________________________

NTS CONSTRUCTION COMPANY

By: _________________________________________
Name:_______________________________________
Title:________________________________________
GAREY M. WALLACE COMPANY, INC.

By:_________________________________________
Name:_______________________________________
Title:________________________________________

MIDCOM OF ARIZONA, INC.

By:_________________________________________
Name:_______________________________________
Title:________________________________________

COMMUNICATIONS BROKERS, INC.

By: _________________________________________
Name:_______________________________________
Title:________________________________________

N.T.S. MANAGEMENT COMPANY, L.L.C.

By:_________________________________________
Name:_______________________________________
Title:________________________________________

SCHEDULE 1 TO DELAYED DRAW TERM NOTE B DATED [_______], 2012

IN THE ORIGINAL PRINCIPAL AMOUNT OF $[_______]

MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Delayed Draw Term Loan B evidenced by this Delayed Draw Term Note B shall amortize in [__] consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Delayed Draw Term Loan B Funding Date.  The remaining outstanding principal and accrued interest balance (if any) of this Delayed Draw Term Note B shall be paid on the Maturity Date of such Delayed Draw Term Loan B.

Payment Date	Interest	Principal	Balance o/s

Exhibit C to Amendment No. 3

[  Schedule 1 to the ICON ECI Fund Fifteen, L.P.
Closing Date Term Loan Note  ]

SCHEDULE 1 TO TERM NOTE DATED OCTOBER 27, 2011

IN THE ORIGINAL PRINCIPAL AMOUNT OF $6,850,000.00

MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 69 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Date	Interest	Principal	OS Balance

11/01/11	$-	$-	$6,850,000.00
12/01/11	$72,781.25	$-	$6,850,000.00
01/01/12	$75,207.29	$-	$6,850,000.00
02/01/12	$75,207.29	$-	$6,850,000.00
03/01/12	$70,355.21	$-	$6,850,000.00
04/01/12	$75,207.29	$-	$6,850,000.00
05/01/12	$72,781.25	$-	$6,850,000.00
06/01/12	$75,207.29	$-	$6,850,000.00
07/01/12	$72,781.25	$-	$6,850,000.00
08/01/12	$75,207.29	$-	$6,850,000.00
09/01/12	$75,207.29	$-	$6,850,000.00
10/01/12	$72,781.25	$-	$6,850,000.00
11/01/12	$75,207.29	$-	$6,850,000.00
12/01/12	$72,781.25	$-	$6,850,000.00
01/01/13	$75,207.29	$-	$6,850,000.00
02/01/13	$75,207.29	$-	$6,850,000.00
03/01/13	$67,929.17	$-	$6,850,000.00
04/01/13	$75,207.29	$-	$6,850,000.00
05/01/13	$72,781.25	$-	$6,850,000.00
06/01/13	$75,207.29	$-	$6,850,000.00
07/01/13	$72,781.25	$-	$6,850,000.00
08/01/13	$75,207.29	$-	$6,850,000.00
09/01/13	$75,207.29	$-	$6,850,000.00
10/01/13	$72,781.25	$-	$6,850,000.00

Date	Interest	Principal	OS Balance

11/01/13	$75,207.29	$-	$6,850,000.00
12/01/13	$72,781.25	$-	$6,850,000.00
01/01/14	$75,207.29	$-	$6,850,000.00
02/01/14	$75,207.29	$85,625.00	$6,764,375.00
03/01/14	$67,080.05	$85,625.00	$6,678,750.00
04/01/14	$73,327.11	$85,625.00	$6,593,125.00
05/01/14	$70,051.95	$85,625.00	$6,507,500.00
06/01/14	$71,446.93	$85,625.00	$6,421,875.00
07/01/14	$68,232.42	$85,625.00	$6,336,250.00
08/01/14	$69,566.74	$85,625.00	$6,250,625.00
09/01/14	$68,626.65	$85,625.00	$6,165,000.00
10/01/14	$65,503.13	$85,625.00	$6,079,375.00
11/01/14	$66,746.47	$85,625.00	$5,993,750.00
12/01/14	$63,683.59	$85,625.00	$5,908,125.00
01/01/15	$64,866.29	$85,625.00	$5,822,500.00
02/01/15	$63,926.20	$85,625.00	$5,736,875.00
03/01/15	$56,890.68	$85,625.00	$5,651,250.00
04/01/15	$62,046.02	$85,625.00	$5,565,625.00
05/01/15	$59,134.77	$85,625.00	$5,480,000.00
06/01/15	$60,165.83	$85,625.00	$5,394,375.00
07/01/15	$57,315.23	$85,625.00	$5,308,750.00
08/01/15	$58,285.65	$85,625.00	$5,223,125.00
09/01/15	$57,345.56	$85,625.00	$5,137,500.00
10/01/15	$54,585.94	$85,625.00	$5,051,875.00
11/01/15	$55,465.38	$85,625.00	$4,966,250.00
12/01/15	$52,766.41	$85,625.00	$4,880,625.00
01/01/16	$53,585.20	$85,625.00	$4,795,000.00
02/01/16	$52,645.10	$85,625.00	$4,709,375.00
03/01/16	$48,369.21	$85,625.00	$4,623,750.00
04/01/16	$50,764.92	$85,625.00	$4,538,125.00
05/01/16	$48,217.58	$85,625.00	$4,452,500.00
06/01/16	$48,884.74	$85,625.00	$4,366,875.00
07/01/16	$46,398.05	$85,625.00	$4,281,250.00
08/01/16	$47,004.56	$85,625.00	$4,195,625.00
09/01/16	$46,064.47	$85,625.00	$4,110,000.00
10/01/16	$43,668.75	$85,625.00	$4,024,375.00
11/01/16	$44,184.28	$85,625.00	$3,938,750.00
12/01/16	$41,849.22	$85,625.00	$3,853,125.00
01/01/17	$42,304.10	$85,625.00	$3,767,500.00
02/01/17	$41,364.01	$85,625.00	$3,681,875.00
03/01/17	$36,511.93	$85,625.00	$3,596,250.00
04/01/17	$39,483.83	$85,625.00	$3,510,625.00
05/01/17	$37,300.39	$85,625.00	$3,425,000.00
06/01/17	$37,603.65	$85,625.00	$3,339,375.00
07/01/17	$35,480.86	$3,339,375.00	$0

Exhibit D to Amendment No. 3

[  Schedule 1 to the Hardwood Partners, LLC
Closing Date Term Loan Note  ]

SCHEDULE 1 TO TERM NOTE DATED OCTOBER 27, 2011
IN THE ORIGINAL PRINCIPAL AMOUNT OF $500,000.00
MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 69 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Date	Interest	Principal	OS Balance

11/01/11	$-	$-	$500,000.00
12/01/11	$5,312.50	$-	$500,000.00
01/01/12	$5,489.58	$-	$500,000.00
02/01/12	$5,489.58	$-	$500,000.00
03/01/12	$5,135.42	$-	$500,000.00
04/01/12	$5,489.58	$-	$500,000.00
05/01/12	$5,312.50	$-	$500,000.00
06/01/12	$5,489.58	$-	$500,000.00
07/01/12	$5,312.50	$-	$500,000.00
08/01/12	$5,489.58	$-	$500,000.00
09/01/12	$5,489.58	$-	$500,000.00
10/01/12	$5,312.50	$-	$500,000.00
11/01/12	$5,489.58	$-	$500,000.00
12/01/12	$5,312.50	$-	$500,000.00
01/01/13	$5,489.58	$-	$500,000.00
02/01/13	$5,489.58	$-	$500,000.00
03/01/13	$4,958.33	$-	$500,000.00
04/01/13	$5,489.58	$-	$500,000.00
05/01/13	$5,312.50	$-	$500,000.00
06/01/13	$5,489.58	$-	$500,000.00
07/01/13	$5,312.50	$-	$500,000.00
08/01/13	$5,489.58	$-	$500,000.00
09/01/13	$5,489.58	$-	$500,000.00
10/01/13	$5,312.50	$-	$500,000.00
11/01/13	$5,489.58	$-	$500,000.00
12/01/13	$5,312.50	$-	$500,000.00
01/01/14	$5,489.58	$-	$500,000.00

Date	Interest	Principal	OS Balance

02/01/14	$5,489.58	$6,250.00	$493,750.00
03/01/14	$4,896.35	$6,250.00	$487,500.00
04/01/14	$5,352.34	$6,250.00	$481,250.00
05/01/14	$5,113.28	$6,250.00	$475,000.00
06/01/14	$5,215.10	$6,250.00	$468,750.00
07/01/14	$4,980.47	$6,250.00	$462,500.00
08/01/14	$5,077.86	$6,250.00	$456,250.00
09/01/14	$5,009.24	$6,250.00	$450,000.00
10/01/14	$4,781.25	$6,250.00	$443,750.00
11/01/14	$4,872.01	$6,250.00	$437,500.00
12/01/14	$4,648.44	$6,250.00	$431,250.00
01/01/15	$4,734.77	$6,250.00	$425,000.00
02/01/15	$4,666.15	$6,250.00	$418,750.00
03/01/15	$4,152.60	$6,250.00	$412,500.00
04/01/15	$4,528.91	$6,250.00	$406,250.00
05/01/15	$4,316.41	$6,250.00	$400,000.00
06/01/15	$4,391.67	$6,250.00	$393,750.00
07/01/15	$4,183.59	$6,250.00	$387,500.00
08/01/15	$4,254.43	$6,250.00	$381,250.00
09/01/15	$4,185.81	$6,250.00	$375,000.00
10/01/15	$3,984.38	$6,250.00	$368,750.00
11/01/15	$4,048.57	$6,250.00	$362,500.00
12/01/15	$3,851.56	$6,250.00	$356,250.00
01/01/16	$3,911.33	$6,250.00	$350,000.00
02/01/16	$3,842.71	$6,250.00	$343,750.00
03/01/16	$3,530.60	$6,250.00	$337,500.00
04/01/16	$3,705.47	$6,250.00	$331,250.00
05/01/16	$3,519.53	$6,250.00	$325,000.00
06/01/16	$3,568.23	$6,250.00	$318,750.00
07/01/16	$3,386.72	$6,250.00	$312,500.00
08/01/16	$3,430.99	$6,250.00	$306,250.00
09/01/16	$3,362.37	$6,250.00	$300,000.00
10/01/16	$3,187.50	$6,250.00	$293,750.00
11/01/16	$3,225.13	$6,250.00	$287,500.00
12/01/16	$3,054.69	$6,250.00	$281,250.00
01/01/17	$3,087.89	$6,250.00	$275,000.00
02/01/17	$3,019.27	$6,250.00	$268,750.00
03/01/17	$2,665.10	$6,250.00	$262,500.00
04/01/17	$2,882.03	$6,250.00	$256,250.00
05/01/17	$2,722.66	$6,250.00	$250,000.00
06/01/17	$2,744.79	$6,250.00	$243,750.00
07/01/17	$2,589.84	$243,750.00	$0

Exhibit E to Amendment No. 3

[  Schedule 1 to the ICON ECI Partners, L.P.
Closing Date Term Loan Note  ]

SCHEDULE 1 TO TERM NOTE DATED OCTOBER 27, 2011
IN THE ORIGINAL PRINCIPAL AMOUNT OF $150,000.00
MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 69 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Date	Interest	Principal	OS Balance

11/01/11	$-	$-	$150,000.00
12/01/11	$1,593.75	$-	$150,000.00
01/01/12	$1,646.88	$-	$150,000.00
02/01/12	$1,646.88	$-	$150,000.00
03/01/12	$1,540.63	$-	$150,000.00
04/01/12	$1,646.88	$-	$150,000.00
05/01/12	$1,593.75	$-	$150,000.00
06/01/12	$1,646.88	$-	$150,000.00
07/01/12	$1,593.75	$-	$150,000.00
08/01/12	$1,646.88	$-	$150,000.00
09/01/12	$1,646.88	$-	$150,000.00
10/01/12	$1,593.75	$-	$150,000.00
11/01/12	$1,646.88	$-	$150,000.00
12/01/12	$1,593.75	$-	$150,000.00
01/01/13	$1,646.88	$-	$150,000.00
02/01/13	$1,646.88	$-	$150,000.00
03/01/13	$1,487.50	$-	$150,000.00
04/01/13	$1,646.88	$-	$150,000.00
05/01/13	$1,593.75	$-	$150,000.00
06/01/13	$1,646.88	$-	$150,000.00
07/01/13	$1,593.75	$-	$150,000.00
08/01/13	$1,646.88	$-	$150,000.00
09/01/13	$1,646.88	$-	$150,000.00
10/01/13	$1,593.75	$-	$150,000.00
11/01/13	$1,646.88	$-	$150,000.00
12/01/13	$1,593.75	$-	$150,000.00
01/01/14	$1,646.88	$-	$150,000.00

Date	Interest	Principal	OS Balance

02/01/14	$1,646.88	$1,875.00	$148,125.00
03/01/14	$1,468.91	$1,875.00	$146,250.00
04/01/14	$1,605.70	$1,875.00	$144,375.00
05/01/14	$1,533.98	$1,875.00	$142,500.00
06/01/14	$1,564.53	$1,875.00	$140,625.00
07/01/14	$1,494.14	$1,875.00	$138,750.00
08/01/14	$1,523.36	$1,875.00	$136,875.00
09/01/14	$1,502.77	$1,875.00	$135,000.00
10/01/14	$1,434.38	$1,875.00	$133,125.00
11/01/14	$1,461.60	$1,875.00	$131,250.00
12/01/14	$1,394.53	$1,875.00	$129,375.00
01/01/15	$1,420.43	$1,875.00	$127,500.00
02/01/15	$1,399.84	$1,875.00	$125,625.00
03/01/15	$1,245.78	$1,875.00	$123,750.00
04/01/15	$1,358.67	$1,875.00	$121,875.00
05/01/15	$1,294.92	$1,875.00	$120,000.00
06/01/15	$1,317.50	$1,875.00	$118,125.00
07/01/15	$1,255.08	$1,875.00	$116,250.00
08/01/15	$1,276.33	$1,875.00	$114,375.00
09/01/15	$1,255.74	$1,875.00	$112,500.00
10/01/15	$1,195.31	$1,875.00	$110,625.00
11/01/15	$1,214.57	$1,875.00	$108,750.00
12/01/15	$1,155.47	$1,875.00	$106,875.00
01/01/16	$1,173.40	$1,875.00	$105,000.00
02/01/16	$1,152.81	$1,875.00	$103,125.00
03/01/16	$1,059.18	$1,875.00	$101,250.00
04/01/16	$1,111.64	$1,875.00	$99,375.00
05/01/16	$1,055.86	$1,875.00	$97,500.00
06/01/16	$1,070.47	$1,875.00	$95,625.00
07/01/16	$1,016.02	$1,875.00	$93,750.00
08/01/16	$1,029.30	$1,875.00	$91,875.00
09/01/16	$1,008.71	$1,875.00	$90,000.00
10/01/16	$956.25	$1,875.00	$88,125.00
11/01/16	$967.54	$1,875.00	$86,250.00
12/01/16	$916.41	$1,875.00	$84,375.00
01/01/17	$926.37	$1,875.00	$82,500.00
02/01/17	$905.78	$1,875.00	$80,625.00
03/01/17	$799.53	$1,875.00	$78,750.00
04/01/17	$864.61	$1,875.00	$76,875.00
05/01/17	$816.80	$1,875.00	$75,000.00
06/01/17	$823.44	$1,875.00	$73,125.00
07/01/17	$776.95	$73,125.00	$0

Exhibit F to Amendment No. 3

[  Schedule 1 to the ICON ECI Fund Fifteen, L.P.
Amendment Date Term Loan Note  ]

SCHEDULE 1 TO TERM NOTE DATED JUNE 22, 2012
IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,540,000.00
MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule
The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 61 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Date	Interest	Principal	OS Balance
07/01/12			$1,540,000.00
08/01/12	$16,907.92	$-	$1,540,000.00
09/01/12	$16,907.92	$-	$1,540,000.00
10/01/12	$16,362.50	$-	$1,540,000.00
11/01/12	$16,907.92	$-	$1,540,000.00
12/01/12	$16,362.50	$-	$1,540,000.00
01/01/13	$16,907.92	$-	$1,540,000.00
02/01/13	$16,907.92	$-	$1,540,000.00
03/01/13	$15,271.67	$-	$1,540,000.00
04/01/13	$16,907.92	$-	$1,540,000.00
05/01/13	$16,362.50	$-	$1,540,000.00
06/01/13	$16,907.92	$-	$1,540,000.00
07/01/13	$16,362.50	$-	$1,540,000.00
08/01/13	$16,907.92	$-	$1,540,000.00
09/01/13	$16,907.92	$-	$1,540,000.00
10/01/13	$16,362.50	$-	$1,540,000.00
11/01/13	$16,907.92	$-	$1,540,000.00
12/01/13	$16,362.50	$-	$1,540,000.00
01/01/14	$16,907.92	$-	$1,540,000.00
02/01/14	$16,907.92	$19,250.00	$1,520,750.00
03/01/14	$15,080.77	$19,250.00	$1,501,500.00
04/01/14	$16,485.22	$19,250.00	$1,482,250.00
05/01/14	$15,748.91	$19,250.00	$1,463,000.00
06/01/14	$16,062.52	$19,250.00	$1,443,750.00
07/01/14	$15,339.84	$19,250.00	$1,424,500.00

Date	Interest	Principal	OS Balance

08/01/14	$15,639.82	$19,250.00	$1,405,250.00
09/01/14	$15,428.47	$19,250.00	$1,386,000.00
10/01/14	$14,726.25	$19,250.00	$1,366,750.00
11/01/14	$15,005.78	$19,250.00	$1,347,500.00
12/01/14	$14,317.19	$19,250.00	$1,328,250.00
01/01/15	$14,583.08	$19,250.00	$1,309,000.00
02/01/15	$14,371.73	$19,250.00	$1,289,750.00
03/01/15	$12,790.02	$19,250.00	$1,270,500.00
04/01/15	$13,949.03	$19,250.00	$1,251,250.00
05/01/15	$13,294.53	$19,250.00	$1,232,000.00
06/01/15	$13,526.33	$19,250.00	$1,212,750.00
07/01/15	$12,885.47	$19,250.00	$1,193,500.00
08/01/15	$13,103.64	$19,250.00	$1,174,250.00
09/01/15	$12,892.29	$19,250.00	$1,155,000.00
10/01/15	$12,271.88	$19,250.00	$1,135,750.00
11/01/15	$12,469.59	$19,250.00	$1,116,500.00
12/01/15	$11,862.81	$19,250.00	$1,097,250.00
01/01/16	$12,046.89	$19,250.00	$1,078,000.00
02/01/16	$11,835.54	$19,250.00	$1,058,750.00
03/01/16	$10,874.24	$19,250.00	$1,039,500.00
04/01/16	$11,412.84	$19,250.00	$1,020,250.00
05/01/16	$10,840.16	$19,250.00	$1,001,000.00
06/01/16	$10,990.15	$19,250.00	$981,750.00
07/01/16	$10,431.09	$19,250.00	$962,500.00
08/01/16	$10,567.45	$19,250.00	$943,250.00
09/01/16	$10,356.10	$19,250.00	$924,000.00
10/01/16	$9,817.50	$19,250.00	$904,750.00
11/01/16	$9,933.40	$19,250.00	$885,500.00
12/01/16	$9,408.44	$19,250.00	$866,250.00
01/01/17	$9,510.70	$19,250.00	$847,000.00
02/01/17	$9,299.35	$19,250.00	$827,750.00
03/01/17	$8,208.52	$19,250.00	$808,500.00
04/01/17	$8,876.66	$19,250.00	$789,250.00
05/01/17	$8,385.78	$19,250.00	$770,000.00
06/01/17	$8,453.96	$19,250.00	$750,750.00
07/01/17	$7,976.72	$750,750.00	$0

Exhibit G to Amendment No. 3

[  Schedule 1 to the Hardwood Partners, LLC
Amendment Date Term Loan Note  ]

SCHEDULE 1 TO TERM NOTE DATED JUNE 22, 2012
IN THE ORIGINAL PRINCIPAL AMOUNT OF $105,000.00
MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 61 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Date	Interest	Principal	OS Balance
07/01/12			$105,000.00
08/01/12	$1,152.81	$-	$105,000.00
09/01/12	$1,152.81	$-	$105,000.00
10/01/12	$1,115.63	$-	$105,000.00
11/01/12	$1,152.81	$-	$105,000.00
12/01/12	$1,115.63	$-	$105,000.00
01/01/13	$1,152.81	$-	$105,000.00
02/01/13	$1,152.81	$-	$105,000.00
03/01/13	$1,041.25	$-	$105,000.00
04/01/13	$1,152.81	$-	$105,000.00
05/01/13	$1,115.63	$-	$105,000.00
06/01/13	$1,152.81	$-	$105,000.00
07/01/13	$1,115.63	$-	$105,000.00
08/01/13	$1,152.81	$-	$105,000.00
09/01/13	$1,152.81	$-	$105,000.00
10/01/13	$1,115.63	$-	$105,000.00
11/01/13	$1,152.81	$-	$105,000.00
12/01/13	$1,115.63	$-	$105,000.00
01/01/14	$1,152.81	$-	$105,000.00
02/01/14	$1,152.81	$1,312.50	$103,687.50
03/01/14	$1,028.23	$1,312.50	$102,375.00
04/01/14	$1,123.99	$1,312.50	$101,062.50
05/01/14	$1,073.79	$1,312.50	$99,750.00
06/01/14	$1,095.17	$1,312.50	$98,437.50
07/01/14	$1,045.90	$1,312.50	$97,125.00

Date	Interest	Principal	OS Balance

08/01/14	$1,066.35	$1,312.50	$95,812.50
09/01/14	$1,051.94	$1,312.50	$94,500.00
10/01/14	$1,004.06	$1,312.50	$93,187.50
11/01/14	$1,023.12	$1,312.50	$91,875.00
12/01/14	$976.17	$1,312.50	$90,562.50
01/01/15	$994.30	$1,312.50	$89,250.00
02/01/15	$979.89	$1,312.50	$87,937.50
03/01/15	$872.05	$1,312.50	$86,625.00
04/01/15	$951.07	$1,312.50	$85,312.50
05/01/15	$906.45	$1,312.50	$84,000.00
06/01/15	$922.25	$1,312.50	$82,687.50
07/01/15	$878.55	$1,312.50	$81,375.00
08/01/15	$893.43	$1,312.50	$80,062.50
09/01/15	$879.02	$1,312.50	$78,750.00
10/01/15	$836.72	$1,312.50	$77,437.50
11/01/15	$850.20	$1,312.50	$76,125.00
12/01/15	$808.83	$1,312.50	$74,812.50
01/01/16	$821.38	$1,312.50	$73,500.00
02/01/16	$806.97	$1,312.50	$72,187.50
03/01/16	$741.43	$1,312.50	$70,875.00
04/01/16	$778.15	$1,312.50	$69,562.50
05/01/16	$739.10	$1,312.50	$68,250.00
06/01/16	$749.33	$1,312.50	$66,937.50
07/01/16	$711.21	$1,312.50	$65,625.00
08/01/16	$720.51	$1,312.50	$64,312.50
09/01/16	$706.10	$1,312.50	$63,000.00
10/01/16	$669.38	$1,312.50	$61,687.50
11/01/16	$677.28	$1,312.50	$60,375.00
12/01/16	$641.48	$1,312.50	$59,062.50
01/01/17	$648.46	$1,312.50	$57,750.00
02/01/17	$634.05	$1,312.50	$56,437.50
03/01/17	$559.67	$1,312.50	$55,125.00
04/01/17	$605.23	$1,312.50	$53,812.50
05/01/17	$571.76	$1,312.50	$52,500.00
06/01/17	$576.41	$1,312.50	$51,187.50
07/01/17	$543.87	$51,187.50	$0

Exhibit H to Amendment No. 3

[  Schedule 1 to the ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
Amendment Date Term Loan Note  ]

SCHEDULE 1 TO TERM NOTE DATED JUNE 22, 2012
IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,855,000.00
MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 61 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Date	Interest	Principal	OS Balance
07/01/12			$1,855,000.00
08/01/12	$20,366.35	$-	$1,855,000.00
09/01/12	$20,366.35	$-	$1,855,000.00
10/01/12	$19,709.38	$-	$1,855,000.00
11/01/12	$20,366.35	$-	$1,855,000.00
12/01/12	$19,709.38	$-	$1,855,000.00
01/01/13	$20,366.35	$-	$1,855,000.00
02/01/13	$20,366.35	$-	$1,855,000.00
03/01/13	$18,395.42	$-	$1,855,000.00
04/01/13	$20,366.35	$-	$1,855,000.00
05/01/13	$19,709.38	$-	$1,855,000.00
06/01/13	$20,366.35	$-	$1,855,000.00
07/01/13	$19,709.38	$-	$1,855,000.00
08/01/13	$20,366.35	$-	$1,855,000.00
09/01/13	$20,366.35	$-	$1,855,000.00
10/01/13	$19,709.38	$-	$1,855,000.00
11/01/13	$20,366.35	$-	$1,855,000.00
12/01/13	$19,709.38	$-	$1,855,000.00
01/01/14	$20,366.35	$-	$1,855,000.00
02/01/14	$20,366.35	$23,187.50	$1,831,812.50
03/01/14	$18,165.47	$23,187.50	$1,808,625.00
04/01/14	$19,857.20	$23,187.50	$1,785,437.50
05/01/14	$18,970.27	$23,187.50	$1,762,250.00
06/01/14	$19,348.04	$23,187.50	$1,739,062.50
07/01/14	$18,477.54	$23,187.50	$1,715,875.00

Date	Interest	Principal	OS Balance

08/01/14	$18,838.88	$23,187.50	$1,692,687.50
09/01/14	$18,584.30	$23,187.50	$1,669,500.00
10/01/14	$17,738.44	$23,187.50	$1,646,312.50
11/01/14	$18,075.14	$23,187.50	$1,623,125.00
12/01/14	$17,245.70	$23,187.50	$1,599,937.50
01/01/15	$17,565.98	$23,187.50	$1,576,750.00
02/01/15	$17,311.40	$23,187.50	$1,553,562.50
03/01/15	$15,406.16	$23,187.50	$1,530,375.00
04/01/15	$16,802.24	$23,187.50	$1,507,187.50
05/01/15	$16,013.87	$23,187.50	$1,484,000.00
06/01/15	$16,293.08	$23,187.50	$1,460,812.50
07/01/15	$15,521.13	$23,187.50	$1,437,625.00
08/01/15	$15,783.92	$23,187.50	$1,414,437.50
09/01/15	$15,529.35	$23,187.50	$1,391,250.00
10/01/15	$14,782.03	$23,187.50	$1,368,062.50
11/01/15	$15,020.19	$23,187.50	$1,344,875.00
12/01/15	$14,289.30	$23,187.50	$1,321,687.50
01/01/16	$14,511.03	$23,187.50	$1,298,500.00
02/01/16	$14,256.45	$23,187.50	$1,275,312.50
03/01/16	$13,098.52	$23,187.50	$1,252,125.00
04/01/16	$13,747.29	$23,187.50	$1,228,937.50
05/01/16	$13,057.46	$23,187.50	$1,205,750.00
06/01/16	$13,238.13	$23,187.50	$1,182,562.50
07/01/16	$12,564.73	$23,187.50	$1,159,375.00
08/01/16	$12,728.97	$23,187.50	$1,136,187.50
09/01/16	$12,474.39	$23,187.50	$1,113,000.00
10/01/16	$11,825.63	$23,187.50	$1,089,812.50
11/01/16	$11,965.23	$23,187.50	$1,066,625.00
12/01/16	$11,332.89	$23,187.50	$1,043,437.50
01/01/17	$11,456.07	$23,187.50	$1,020,250.00
02/01/17	$11,201.49	$23,187.50	$997,062.50
03/01/17	$9,887.54	$23,187.50	$973,875.00
04/01/17	$10,692.34	$23,187.50	$950,687.50
05/01/17	$10,101.05	$23,187.50	$927,500.00
06/01/17	$10,183.18	$23,187.50	$904,312.50
07/01/17	$9,608.32	$904,312.50	$0

Exhibit I to Amendment No. 3

[  Schedule 1 to the ICON ECI Fund Fifteen, L.P.
Delayed Draw Term Note  ]

SCHEDULE 1 TO TERM NOTE DATED SEPTEMBER 27, 2012
IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,127,500.00
MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 58 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Date	Interest	Principal	OS Balance
10/01/12			$1,127,500.00
11/01/12	$12,379.01	$-	$1,127,500.00
12/01/12	$11,979.69	$-	$1,127,500.00
01/01/13	$12,379.01	$-	$1,127,500.00
02/01/13	$12,379.01	$-	$1,127,500.00
03/01/13	$11,181.04	$-	$1,127,500.00
04/01/13	$12,379.01	$-	$1,127,500.00
05/01/13	$11,979.69	$-	$1,127,500.00
06/01/13	$12,379.01	$-	$1,127,500.00
07/01/13	$11,979.69	$-	$1,127,500.00
08/01/13	$12,379.01	$-	$1,127,500.00
09/01/13	$12,379.01	$-	$1,127,500.00
10/01/13	$11,979.69	$-	$1,127,500.00
11/01/13	$12,379.01	$-	$1,127,500.00
12/01/13	$11,979.69	$-	$1,127,500.00
01/01/14	$12,379.01	$-	$1,127,500.00
02/01/14	$12,379.01	$14,093.75	$1,113,406.25
03/01/14	$11,041.28	$14,093.75	$1,099,312.50
04/01/14	$12,069.54	$14,093.75	$1,085,218.75
05/01/14	$11,530.45	$14,093.75	$1,071,125.00
06/01/14	$11,760.06	$14,093.75	$1,057,031.25
07/01/14	$11,230.96	$14,093.75	$1,042,937.50

Date	Interest	Principal	OS Balance

08/01/14	$11,450.58	$14,093.75	$1,028,843.75
09/01/14	$11,295.85	$14,093.75	$1,014,750.00
10/01/14	$10,781.72	$14,093.75	$1,000,656.25
11/01/14	$10,986.37	$14,093.75	$986,562.50
12/01/14	$10,482.23	$14,093.75	$972,468.75
01/01/15	$10,676.90	$14,093.75	$958,375.00
02/01/15	$10,522.16	$14,093.75	$944,281.25
03/01/15	$9,364.12	$14,093.75	$930,187.50
04/01/15	$10,212.68	$14,093.75	$916,093.75
05/01/15	$9,733.50	$14,093.75	$902,000.00
06/01/15	$9,903.21	$14,093.75	$887,906.25
07/01/15	$9,434.00	$14,093.75	$873,812.50
08/01/15	$9,593.73	$14,093.75	$859,718.75
09/01/15	$9,439.00	$14,093.75	$845,625.00
10/01/15	$8,984.77	$14,093.75	$831,531.25
11/01/15	$9,129.52	$14,093.75	$817,437.50
12/01/15	$8,685.27	$14,093.75	$803,343.75
01/01/16	$8,820.04	$14,093.75	$789,250.00
02/01/16	$8,665.31	$14,093.75	$775,156.25
03/01/16	$7,961.50	$14,093.75	$761,062.50
04/01/16	$8,355.83	$14,093.75	$746,968.75
05/01/16	$7,936.54	$14,093.75	$732,875.00
06/01/16	$8,046.36	$14,093.75	$718,781.25
07/01/16	$7,637.05	$14,093.75	$704,687.50
08/01/16	$7,736.88	$14,093.75	$690,593.75
09/01/16	$7,582.14	$14,093.75	$676,500.00
10/01/16	$7,187.81	$14,093.75	$662,406.25
11/01/16	$7,272.67	$14,093.75	$648,312.50
12/01/16	$6,888.32	$14,093.75	$634,218.75
01/01/17	$6,963.19	$14,093.75	$620,125.00
02/01/17	$6,808.46	$14,093.75	$606,031.25
03/01/17	$6,009.81	$14,093.75	$591,937.50
04/01/17	$6,498.98	$14,093.75	$577,843.75
05/01/17	$6,139.59	$14,093.75	$563,750.00
06/01/17	$6,189.51	$14,093.75	$549,656.25
07/01/17	$5,840.10	$549,656.25	$0

Exhibit J to Amendment No. 3

[  Schedule 1 to the Hardwood Partners, LLC
Delayed Draw Term Note  ]

SCHEDULE 1 TO TERM NOTE DATED SEPTEMBER 27, 2012
IN THE ORIGINAL PRINCIPAL AMOUNT OF $93,000.00
MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 58 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Date	Interest	Principal	OS Balance
10/01/12		$-	$93,000.00
11/01/12	$1,021.06	$-	$93,000.00
12/01/12	$988.13	$-	$93,000.00
01/01/13	$1,021.06	$-	$93,000.00
02/01/13	$1,021.06	$-	$93,000.00
03/01/13	$922.25	$-	$93,000.00
04/01/13	$1,021.06	$-	$93,000.00
05/01/13	$988.13	$-	$93,000.00
06/01/13	$1,021.06	$-	$93,000.00
07/01/13	$988.13	$-	$93,000.00
08/01/13	$1,021.06	$-	$93,000.00
09/01/13	$1,021.06	$-	$93,000.00
10/01/13	$988.13	$-	$93,000.00
11/01/13	$1,021.06	$-	$93,000.00
12/01/13	$988.13	$-	$93,000.00
01/01/14	$1,021.06	$-	$93,000.00
02/01/14	$1,021.06	$1,162.50	$91,837.50
03/01/14	$910.72	$1,162.50	$90,675.00
04/01/14	$995.54	$1,162.50	$89,512.50
05/01/14	$951.07	$1,162.50	$88,350.00
06/01/14	$970.01	$1,162.50	$87,187.50
07/01/14	$926.37	$1,162.50	$86,025.00

Date	Interest	Principal	OS Balance

08/01/14	$944.48	$1,162.50	$84,862.50
09/01/14	$931.72	$1,162.50	$83,700.00
10/01/14	$889.31	$1,162.50	$82,537.50
11/01/14	$906.19	$1,162.50	$81,375.00
12/01/14	$864.61	$1,162.50	$80,212.50
01/01/15	$880.67	$1,162.50	$79,050.00
02/01/15	$867.90	$1,162.50	$77,887.50
03/01/15	$772.38	$1,162.50	$76,725.00
04/01/15	$842.38	$1,162.50	$75,562.50
05/01/15	$802.85	$1,162.50	$74,400.00
06/01/15	$816.85	$1,162.50	$73,237.50
07/01/15	$778.15	$1,162.50	$72,075.00
08/01/15	$791.32	$1,162.50	$70,912.50
09/01/15	$778.56	$1,162.50	$69,750.00
10/01/15	$741.09	$1,162.50	$68,587.50
11/01/15	$753.03	$1,162.50	$67,425.00
12/01/15	$716.39	$1,162.50	$66,262.50
01/01/16	$727.51	$1,162.50	$65,100.00
02/01/16	$714.74	$1,162.50	$63,937.50
03/01/16	$656.69	$1,162.50	$62,775.00
04/01/16	$689.22	$1,162.50	$61,612.50
05/01/16	$654.63	$1,162.50	$60,450.00
06/01/16	$663.69	$1,162.50	$59,287.50
07/01/16	$629.93	$1,162.50	$58,125.00
08/01/16	$638.16	$1,162.50	$56,962.50
09/01/16	$625.40	$1,162.50	$55,800.00
10/01/16	$592.88	$1,162.50	$54,637.50
11/01/16	$599.87	$1,162.50	$53,475.00
12/01/16	$568.17	$1,162.50	$52,312.50
01/01/17	$574.35	$1,162.50	$51,150.00
02/01/17	$561.58	$1,162.50	$49,987.50
03/01/17	$495.71	$1,162.50	$48,825.00
04/01/17	$536.06	$1,162.50	$47,662.50
05/01/17	$506.41	$1,162.50	$46,500.00
06/01/17	$510.53	$1,162.50	$45,337.50
07/01/17	$481.71	$45,337.50	$0

Exhibit K to Amendment No. 3

[  Schedule 1 to the ICON ECI Partners, L.P.
Delayed Draw Term Note  ]

SCHEDULE 1 TO TERM NOTE DATED SEPTEMBER 27, 2012
IN THE ORIGINAL PRINCIPAL AMOUNT OF $315,000.00
MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 58 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Date	Interest	Principal	OS Balance
10/01/12			$315,000.00
11/01/12	$3,458.44	$-	$315,000.00
12/01/12	$3,346.88	$-	$315,000.00
01/01/13	$3,458.44	$-	$315,000.00
02/01/13	$3,458.44	$-	$315,000.00
03/01/13	$3,123.75	$-	$315,000.00
04/01/13	$3,458.44	$-	$315,000.00
05/01/13	$3,346.88	$-	$315,000.00
06/01/13	$3,458.44	$-	$315,000.00
07/01/13	$3,346.88	$-	$315,000.00
08/01/13	$3,458.44	$-	$315,000.00
09/01/13	$3,458.44	$-	$315,000.00
10/01/13	$3,346.88	$-	$315,000.00
11/01/13	$3,458.44	$-	$315,000.00
12/01/13	$3,346.88	$-	$315,000.00
01/01/14	$3,458.44	$-	$315,000.00
02/01/14	$3,458.44	$3,937.50	$311,062.50
03/01/14	$3,084.70	$3,937.50	$307,125.00
04/01/14	$3,371.98	$3,937.50	$303,187.50
05/01/14	$3,221.37	$3,937.50	$299,250.00
06/01/14	$3,285.52	$3,937.50	$295,312.50
07/01/14	$3,137.70	$3,937.50	$291,375.00

Date	Interest	Principal	OS Balance

08/01/14	$3,199.05	$3,937.50	$287,437.50
09/01/14	$3,155.82	$3,937.50	$283,500.00
10/01/14	$3,012.19	$3,937.50	$279,562.50
11/01/14	$3,069.36	$3,937.50	$275,625.00
12/01/14	$2,928.52	$3,937.50	$271,687.50
01/01/15	$2,982.90	$3,937.50	$267,750.00
02/01/15	$2,939.67	$3,937.50	$263,812.50
03/01/15	$2,616.14	$3,937.50	$259,875.00
04/01/15	$2,853.21	$3,937.50	$255,937.50
05/01/15	$2,719.34	$3,937.50	$252,000.00
06/01/15	$2,766.75	$3,937.50	$248,062.50
07/01/15	$2,635.66	$3,937.50	$244,125.00
08/01/15	$2,680.29	$3,937.50	$240,187.50
09/01/15	$2,637.06	$3,937.50	$236,250.00
10/01/15	$2,510.16	$3,937.50	$232,312.50
11/01/15	$2,550.60	$3,937.50	$228,375.00
12/01/15	$2,426.48	$3,937.50	$224,437.50
01/01/16	$2,464.14	$3,937.50	$220,500.00
02/01/16	$2,420.91	$3,937.50	$216,562.50
03/01/16	$2,224.28	$3,937.50	$212,625.00
04/01/16	$2,334.45	$3,937.50	$208,687.50
05/01/16	$2,217.30	$3,937.50	$204,750.00
06/01/16	$2,247.98	$3,937.50	$200,812.50
07/01/16	$2,133.63	$3,937.50	$196,875.00
08/01/16	$2,161.52	$3,937.50	$192,937.50
09/01/16	$2,118.29	$3,937.50	$189,000.00
10/01/16	$2,008.13	$3,937.50	$185,062.50
11/01/16	$2,031.83	$3,937.50	$181,125.00
12/01/16	$1,924.45	$3,937.50	$177,187.50
01/01/17	$1,945.37	$3,937.50	$173,250.00
02/01/17	$1,902.14	$3,937.50	$169,312.50
03/01/17	$1,679.02	$3,937.50	$165,375.00
04/01/17	$1,815.68	$3,937.50	$161,437.50
05/01/17	$1,715.27	$3,937.50	$157,500.00
06/01/17	$1,729.22	$3,937.50	$153,562.50
07/01/17	$1,631.60	$153,562.50	$0

Exhibit L to Amendment No. 3

[  Schedule 1 to the ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
Delayed Draw Term Note  ]

SCHEDULE 1 TO TERM NOTE DATED SEPTEMBER 27, 2012
IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,564,500.00
MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 58 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Date	Interest	Principal	OS Balance
10/01/12			$1,564,500.00
11/01/12	$17,176.91	$-	$1,564,500.00
12/01/12	$16,622.81	$-	$1,564,500.00
01/01/13	$17,176.91	$-	$1,564,500.00
02/01/13	$17,176.91	$-	$1,564,500.00
03/01/13	$15,514.63	$-	$1,564,500.00
04/01/13	$17,176.91	$-	$1,564,500.00
05/01/13	$16,622.81	$-	$1,564,500.00
06/01/13	$17,176.91	$-	$1,564,500.00
07/01/13	$16,622.81	$-	$1,564,500.00
08/01/13	$17,176.91	$-	$1,564,500.00
09/01/13	$17,176.91	$-	$1,564,500.00
10/01/13	$16,622.81	$-	$1,564,500.00
11/01/13	$17,176.91	$-	$1,564,500.00
12/01/13	$16,622.81	$-	$1,564,500.00
01/01/14	$17,176.91	$-	$1,564,500.00
02/01/14	$17,176.91	$19,556.25	$1,544,943.75
03/01/14	$15,320.69	$19,556.25	$1,525,387.50
04/01/14	$16,747.48	$19,556.25	$1,505,831.25
05/01/14	$15,999.46	$19,556.25	$1,486,275.00
06/01/14	$16,318.06	$19,556.25	$1,466,718.75
07/01/14	$15,583.89	$19,556.25	$1,447,162.50

Date	Interest	Principal	OS Balance

08/01/14	$15,888.64	$19,556.25	$1,427,606.25
09/01/14	$15,673.93	$19,556.25	$1,408,050.00
10/01/14	$14,960.53	$19,556.25	$1,388,493.75
11/01/14	$15,244.50	$19,556.25	$1,368,937.50
12/01/14	$14,544.96	$19,556.25	$1,349,381.25
01/01/15	$14,815.08	$19,556.25	$1,329,825.00
02/01/15	$14,600.37	$19,556.25	$1,310,268.75
03/01/15	$12,993.50	$19,556.25	$1,290,712.50
04/01/15	$14,170.95	$19,556.25	$1,271,156.25
05/01/15	$13,506.04	$19,556.25	$1,251,600.00
06/01/15	$13,741.53	$19,556.25	$1,232,043.75
07/01/15	$13,090.46	$19,556.25	$1,212,487.50
08/01/15	$13,312.10	$19,556.25	$1,192,931.25
09/01/15	$13,097.39	$19,556.25	$1,173,375.00
10/01/15	$12,467.11	$19,556.25	$1,153,818.75
11/01/15	$12,667.97	$19,556.25	$1,134,262.50
12/01/15	$12,051.54	$19,556.25	$1,114,706.25
01/01/16	$12,238.55	$19,556.25	$1,095,150.00
02/01/16	$12,023.83	$19,556.25	$1,075,593.75
03/01/16	$11,047.24	$19,556.25	$1,056,037.50
04/01/16	$11,594.41	$19,556.25	$1,036,481.25
05/01/16	$11,012.61	$19,556.25	$1,016,925.00
06/01/16	$11,164.99	$19,556.25	$997,368.75
07/01/16	$10,597.04	$19,556.25	$977,812.50
08/01/16	$10,735.57	$19,556.25	$958,256.25
09/01/16	$10,520.86	$19,556.25	$938,700.00
10/01/16	$9,973.69	$19,556.25	$919,143.75
11/01/16	$10,091.43	$19,556.25	$899,587.50
12/01/16	$9,558.12	$19,556.25	$880,031.25
01/01/17	$9,662.01	$19,556.25	$860,475.00
02/01/17	$9,447.30	$19,556.25	$840,918.75
03/01/17	$8,339.11	$19,556.25	$821,362.50
04/01/17	$9,017.88	$19,556.25	$801,806.25
05/01/17	$8,519.19	$19,556.25	$782,250.00
06/01/17	$8,588.45	$19,556.25	$762,693.75
07/01/17	$8,103.62	$762,693.75	$0

Exhibit M to Amendment No. 3

Exhibit N to the Credit Agreement

DELAYED DRAW BORROWING REQUEST

ICON Agent, LLC
3 Park Avenue, 36th Floor
New York, New York 10016

Ladies and Gentlemen:

Reference is made to that certain Term Loan, Guarantee and Security Agreement dated as of October 6, 2011,  as amended by that certain Amended and Restated Consent, Waiver & Amendment Agreement dated November 1, 2011 and that certain Amendment No. 1, thereto dated as of June 22, 2012, Amendment No. 2 thereto dated as of August 9, 2012 and Amendment No. 3 thereto dated as of February 12, 2013, (as such may be further amended, modified, supplemented or restated hereafter, the “Credit Agreement”) by, among others, (a) the Borrower, (b) the Lenders party thereto, (c) ICON Agent, LLC, as Agent (in such capacity, the “Agent”) and (d) the other Credit Parties thereto from time to time. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 1.1 of the Credit Agreement, the Lenders have agreed to make Delayed Draw Term Loans B to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The Borrower hereby gives the Agent irrevocable notice that the Borrower hereby requests that the Lenders advance a Delayed Draw Term Loan B as provided under the Credit Agreement, and in connection therewith set forth below the information relating to such Delayed Draw Term Loan B as required by Section 1.1(f) of the Credit Agreement:

1.           The funding date of the Delayed Draw Term Loan B is _____________, 2013 (which shall be at least five (5) Business Days after the date of this request, but in no event later than June 30, 2013).

2.           The amount of the Delayed Draw Term Loan B is $_______________ (which shall be a minimum amount of $1,000,000 and in no event exceed the Delayed Draw Term Loan B Commitments).

3.           As of the date hereof, the aggregate Liquidity of the Credit Parties is $[_______________].

The undersigned hereby certify that (i) each of the conditions precedent to the making of the Delayed Draw Term Loan B stated in Section 2.1 and Section 2.3 or Section 2.4, as the case may be, of the Credit Agreement have been satisfied on and as of the date of the funding of the Delayed Draw Term Loan B and shall continue to be satisfied by the Borrower as of the date of the Delayed Draw Term Loan B, (ii) no Default has occurred and is continuing or would arise after giving effect to the Delayed Draw Term Loan B and (iii) all representations and warranties are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date,  in which case the undersigned represents and warrants that such representations and warranties are true and correct in all material respects as of such earlier date).

Very truly yours,

NTS, INC., as a Guarantor and Grantor

By:_________________________________________
Name:_______________________________________
Title:________________________________________

XFONE USA, INC., as Borrower and Grantor

By:_________________________________________
Name:_______________________________________
Title:________________________________________

NTS COMMUNICATIONS, INC., as Borrower and Grantor

By:_________________________________________
Name:_______________________________________
Title:________________________________________

GULF COAST UTILITIES, INC., as Borrower and Grantor

By:_________________________________________
Name:_______________________________________
Title:________________________________________

EXPETEL COMMUNICATIONS, INC., as Borrower and Grantor

By:_________________________________________
Name:_______________________________________
Title:________________________________________

PRIDE NETWORK, INC., as Government Funded SPE and Credit Party

By:_________________________________________
Name:_______________________________________
Title:________________________________________
NTS CONSTRUCTION COMPANY, as Borrower and Grantor

By:_________________________________________
Name:_______________________________________
Title:________________________________________

GAREY M. WALLACE COMPANY, INC., as Borrower and Grantor

By:_________________________________________
Name:_______________________________________
Title:________________________________________

MIDCOM OF ARIZONA, INC., as Borrower and Grantor

By:_________________________________________
Name:_______________________________________
Title:________________________________________

COMMUNICATIONS BROKERS, INC., as Borrower and Grantor

By:_________________________________________
Name:_______________________________________
Title:________________________________________

NTS TELEPHONE COMPANY, LLC, as Government Funded SPE and Credit Party

By:_________________________________________
Name:_______________________________________
Title:________________________________________

N.T.S. MANAGEMENT COMPANY, L.L.C., as Borrower and Grantor

By:_________________________________________
Name:_______________________________________
Title:________________________________________

Exhibit N to Amendment No. 3

Replacement Disclosure Schedules to Credit Agreement